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                                                                    EXHIBIT 99.2

                    AMENDMENT NO. 2 TO STOCKHOLDER AGREEMENT

                  AMENDMENT NO. 2 (this "Amendment") to the Stockholder Agreement, dated as of December 29, 2000, and amended as of the 31st day of December, 2001 (the "Stockholder Agreement"), is made and entered into as of the 31st day of December, 2002, by and among CORAM, INC., a Delaware corporation (the "Company"), CERBERUS PARTNERS, L.P., a New York limited partnership ("Cerberus"), FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and GOLDMAN, SACHS & CO., a New York corporation ("Goldman"). Cerberus, Foothill, and Goldman and each holder of the Company's stock which becomes a party to the Stockholder Agreement as amended hereby after the date hereof are individually referred to herein as a "Stockholder," and collectively as the "Stockholders."

                                   WITNESSETH

                  WHEREAS, the parties have entered into an Exchange Agreement, dated December 29, 2000 (the "December 2000 Exchange Agreement"), by and among the Company, Cerberus, Foothill and Goldman Sachs Credit Partners L.P., a Bermuda limited partnership ("GSCP"), pursuant to which the Stockholders exchanged certain indebtedness for their pro rata share of 905 shares of Series A Preferred Stock (such exchange being referred to herein as the "December 2000 Exchange");

                  WHEREAS, in connection with the December 2000 Exchange the parties hereto have entered into the Stockholder Agreement which states therein their mutual understandings, agreements and obligations and imposes certain restrictions on the rights and benefits with respect to the voting and disposition of the Shares now or hereafter owned by the Stockholders;

                  WHEREAS, the parties have entered into an additional Exchange Agreement, dated December 31, 2001 (the "December 2001 Exchange Agreement"), by and among the Company, Cerberus, Foothill and GSCP, pursuant to which the Stockholders exchanged certain indebtedness for their pro rata share of 189.5705 shares of Series A Preferred Stock (such exchange being referred to herein as the "December 2001 Exchange");

                  WHEREAS, in connection with the December 2001 Exchange, the parties hereto have entered into Amendment No. 1 of the Stockholder Agreement as of December 31, 2001 in order to amend their mutual understandings, agreements and obligations under the Stockholder Agreement;

                  WHEREAS, pursuant to that certain Exchange Agreement, of even date herewith (the "December 2002 Exchange Agreement"), by and among the Company, Cerberus, Foothill and GSCP, (a) Cerberus has acquired 436.09468 shares of Series B Preferred Stock, (b) Foothill has acquired 228.45132 shares of Series B Preferred Stock, and (c) Goldman has acquired 553.73479 shares of Series B Preferred Stock;

                  WHEREAS, the Series A Preferred Stock (including shares of Series A Preferred Stock issued in lieu of cash dividends in respect thereof) and the Series B Preferred Stock held by Cerberus, Foothill and Goldman pursuant to the December 2000 Exchange Agreement, the December 2001 Exchange Agreement and the December 2002 Exchange Agreement constitute


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all of the shares of Series A Preferred Stock and Series B Preferred Stock
outstanding on the date hereof; and

                  WHEREAS, in connection with entering into the December 2002 Exchange Agreement the parties wish to amend their mutual understandings, agreements and obligations under the Stockholder Agreement as provided in this Amendment.

                  NOW, THEREFORE, for and in consideration of the foregoing, the agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                  1. Definitions. Capitalized terms used herein not otherwise defined herein shall have the meaning ascribed thereto in the Stockholder Agreement.

                  2. Amendments to the Stockholder Agreement. The Stockholder Agreement is hereby amended in accordance with the following provisions:

                     a. The first recital is hereby amended and restated in its entirety to read as follows:

                     "WHEREAS, pursuant to that certain Exchange Agreement dated December 29, 2000 by and among the Company and the Stockholders and that certain Exchange Agreement dated December 31, 2001 by and among the Company and the Stockholders, (a) Cerberus has acquired 484.3685 shares of the Company's Series A Preferred Stock (as hereinafter defined), (b) Foothill has acquired 205.2581 shares of Series A Preferred Stock, and (c) Goldman has acquired 404.9539 shares of Series A Preferred Stock;"

                     b. The following language is hereby inserted after the first recital:

                     "WHEREAS, pursuant to that certain Exchange Agreement dated December 31, 2002 by and among the Company and the Stockholders, (a) Cerberus has acquired 436.09468 shares of the Company's Series B Preferred Stock (as hereinafter defined), (b) Foothill has acquired 228.45132 shares of Series B Preferred Stock, and (c) Goldman has acquired 553.73479 shares of Series B Preferred Stock;"

                     c. The following definitions in Section 1 of the Stockholder Agreement are hereby amended and restated to read as follows:

                  "Certificate of Designation" means the Second Certificate of Amendment of Certificate of Designation of the Company filed with the Secretary of State of the State of Delaware on December 31, 2002.

                  "Preferred Stock" means the Series A Preferred Stock and the Series B Preferred Stock, collectively.

                     d. The definition of "Term Sheet" is hereby amended and restated to read as follows:


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                  "Term Sheets" means the Term Sheet agreed to by the Company and the Stockholders dated December 28, 2000, as approved by the United States Bankruptcy Court for the District of Delaware, in conjunction with the Term Sheet agreed to by the Company and the Stockholders dated December 27, 2002, as approved by the United States Bankruptcy Court for the District of Delaware.

                     e. The following definitions in Section 1 of the Stockholder Agreement are hereby added:

                  "Series A Preferred Stock" means the Series A Preferred Stock, $0.001 par value per share, of the Company.

                  "Series B Certificate of Designation" means the Certificate of Designation of the Company filed with the Secretary of State of the State of Delaware on December 31, 2002.

                  "Series B Preferred Stock" means the Series B Cumulative Preferred Stock, $0.001 par value per share, of the Company.

                     f. The date "January 1, 2002" in Section 1 of the Stockholder Agreement in the definition of "Triggering Event" is hereby replaced with the date "April 13, 2002."

                     g. Section 4 of the Stockholder Agreement is hereby amended and restated in its entirety to read as follows:

                  4. GOVERNANCE PROVISIONS

                  4.1. Voting Rights. The holders of the shares of Preferred Stock hereby acknowledge and agree that the voting rights set forth in Section 5 of the Certificate of Designation and the Series B Certificate of Designation, as may be applicable, shall not be effective (and shall not be exercised by the holders of the shares of Preferred Stock) prior to the occurrence of a Triggering Event. Prior to such Triggering Event, the holders of the shares of Series A Preferred Stock shall have the following voting rights in lieu of the voting rights set forth in Section 5 of the Certificate of
                  Designation:

                           (a) The holders of shares of Series A Preferred Stock shall have the exclusive right, voting separately as a single class, to elect up to a number of directors (but not more than two) that constitutes less than half of the total directors of the Company; provided, however, that if the holders of the shares of Series A Preferred Stock do not elect any directors to the Board of Directors, such holders will have the right to appoint up to three observers to the Board of Directors.


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                           (b) Subject to the proviso in Section 4.2 of the
                           By-laws of the Company, any vacancy occurring in the office of director elected by the holders of the shares of Series A Preferred Stock or any additional director to be elected pursuant to Section 4.1(a) above may be filled by the remaining director(s) elected by the holders of the shares of Series A Preferred Stock unless and until such vacancy shall be filled by the holders of the shares of Series A Preferred Stock. The term of office of the directors elected by the holders of the shares of Series A Preferred Stock shall terminate upon the election of their successors at any meeting of the holders of the shares of Series A Preferred Stock held for the purpose of electing directors elected by the holders of the shares of Series A Preferred Stock.

                           (c) Subject to the proviso in Section 4.2 of the By-laws of the Company, the directors elected by the holders of the shares of Series A Preferred Stock voting separately as a single class may only be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock.

                           (d) From and after the occurrence of a Triggering Event, the foregoing rights of the holders of the shares of Series A Preferred Stock to elect directors of the Company in accordance with this Section 4.1 shall no longer be effective (and shall not be exercised by the holders of the shares of Series A Preferred Stock) and shall be replaced with the rights of the holders of shares of Series A Preferred Stock to elect directors of the Company in accordance with Section 5 of the Certificate of Designation.

                           d. Section 8.4 of the Stockholder Agreement is hereby amended by deleting the following language:

         with a copy (which shall
         not constitute notice) to: Reed Smith LLP
                                    1301 K Street, N.W.
                                    Suite 1100 - East Tower
                                    Washington, DC  20005-3317
                                    Attention: Eugene Tillman, Esq.
                                    Telecopy Number: 202-414-9299

         and replacing it with the following language:

         with a copy (which shall
         not constitute notice) to: Schnader Harrison Segal & Lewis LLP
                                    1600 Market Street, Suite 3600
                                    Philadelphia, PA  19103
                                    Attention: Joseph Devine, Esq.
                                    Telecopy Number: 215-751-2205


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         3. Effect on the Stockholder Agreement. Except as amended hereby, the
Stockholder Agreement shall remain in full force and effect.

         4. Governing Law. This Amendment shall be construed and enforced in accordance with the internal laws of the State of Delaware, irrespective of the choice of law provisions thereof.

         5. Facsimile Signature; Counterparts. This Amendment may be executed by facsimile signature and in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         6. References. References herein to the "Stockholder Agreement," "this Amendment," "hereunder," "hereof," or words of like import referring to the Stockholder Agreement, shall mean and be a reference to the Stockholder Agreement as amended hereby.


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                  IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

                                  CORAM, INC.


                                  By:     /s/ SCOTT R. DANITZ
                                     -------------------------------------------
                                  Name:  Scott R. Danitz
                                  Title: Senior Vice President, Chief Financial Officer & Treasurer

                                  CERBERUS PARTNERS, L.P.
                                  By: Cerberus Associates LLC
                                  Its: General Partner


                                  By:     /s/ MARK A. NEPORENT
                                     -------------------------------------------
                                  Name:  Mark A. Neporent
                                  Title: Managing Director


                                  FOOTHILL CAPITAL CORPORATION


                                  By:     /s/ M. E. STEARNS
                                     -------------------------------------------
                                  Name:  M. E. Stearns
                                  Title: Sr. VP


                                  GOLDMAN, SACHS & CO.


                                  By:     /s/ STEPHEN P. HICKEY
                                     -------------------------------------------
                                  Name:  Stephen P. Hickey
                                  Title: Authorized Signatory


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